TST POLICE STATION
警署

REPORT NO. 12022448
檔案號碼

CASE OFFICER DOT3 TSTDIV
辦案人員

TELEPHONE 27317200
電話號碼

Pol. 720 (Rev.)

TST POLICE STATION
警署

REPORT NO. 12022450
檔案號碼

CASE OFFICER DOT3 TSTDIV
辦案人員

TELEPHONE 27317200
電話號碼

Pol. 720 (Rev.)